UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)   March 14, 2002
                                                            ------------------
                                                             February 28, 2002
                                                            ------------------



                               PNM RESOURCES, INC.
                               -------------------
                    (Formerly known as Manzano Corporation)
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                  85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

     The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of February 2002 and 2001 and the two months ended February 28, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended         Two Months Ended
                                          February 28,           February 28,
                                     --------------------- ---------------------
                                        2002       2001       2002       2001
                                     ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                545        537      1,164      1,145
     Wholesale
         Firm Sales                         47         38         99         83
         Firm Surplus                       41        113         71        232
         Short Term / Uncommitted          685        823      1,325      1,684
                                     ---------- ---------- ---------- ----------

         Total Wholesale Sales             773        974      1,495      1,999
                                     ---------- ---------- ---------- ----------

         Total Energy Sales              1,318      1,511      2,659      3,144
                                     ========== ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

     The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                      692        619      1,550      1,580
                              ========= ========== ========== ==========

          CDD                        0          0          0          0
                              ========= ========== ========== ==========


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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                   (Registrant)


Date:  March 14, 2002                            /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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